UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 4, 2021

CULLINAN ONCOLOGY, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39856	81-3879991
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Cullinan Oncology, Inc.
One Main Street, Suite 520
Cambridge, MA 02142
(Address of principal executive offices, including zip code)

(617) 410-4650

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trade Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	CGEM	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure.

On June 4, 2021, Cullinan Oncology, Inc. (the “Company”) issued a press release, a copy of which is furnished herewith as Exhibit 99.1 to this Current Report on Form 8-K.

In addition, the Company has made available on its website the Company’s presentation from the 2021 American Society of Clinical Oncology (ASCO) Annual Meeting. The presentation has been added to the “Presentations” section of the Company’s website at https://investors.cullinanoncology.com/. A copy of the presentation is furnished herewith as Exhibit 99.2 to this Current Report on Form 8-K.

The information in this Item 7.01, including Exhibits 99.1 and 99.2 attached hereto, is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such filing.

Item 8.01. Other Events.

On June 4, 2021, the Company announced Phase 1/2a interim data from its ongoing Phase 1/2a trial of CLN-081 in Non-Small Cell Lung Cancer (NSCLC) patients whose tumors harbor epidermal growth factor receptor (EGFR) exon 20 insertion mutations. CLN-081 is an orally available, irreversible EGFR inhibitor, utilizing a unique pyrrolopyrimidine scaffold that was designed to selectively target cells expressing mutant EGFR variants, including exon 20, while sparing cells expressing wild type (WT) EGFR.

The current analysis of the ongoing trial evaluated a total of 45 NSCLC patients with EGFR exon 20 insertion mutations who received at least one dose of CLN-081 as of the April 1, 2021, data cutoff, and were evaluable for safety. CLN-081 was dosed orally, at dose levels including 30, 45, 65, 100 and 150 mg twice daily (BID). As of the data cutoff, 42 of 45 patients were response evaluable across all dose cohorts tested.

Overall Safety:

Regarding treatment related adverse events (TRAEs) associated with WT EGFR inhibition:

•

Rash has been limited to Grade 1 and 2 events (76% of patients experienced an event across all doses as of the data cutoff); events were manageable with conventional supportive care; no patients have experienced Grade ≥3 TRAE rash.

•

Similarly, diarrhea has been mostly limited to Grade 1 and 2 events (22% across the dose range) as of the data cutoff, with a single Grade ≥3 TRAE at the highest dose tested to date, 150 mg BID, which resolved with supportive care. No prophylactic regimen has been required to ameliorate the incidence or severity of diarrhea to date.

Overall Efficacy:

Objective partial responses (PR) were observed in 21 of 42 (50%) response evaluable patients treated across all dose levels.

•

Of the 21 PRs as of the data cutoff, 13 were confirmed (31% confirmed objective response rate), 5 were pending confirmation (i.e., patient had not reached their second post-baseline disease assessment as of the data cutoff), and 3 will remain unconfirmed.

•

41 of 42 (98%) response evaluable patients have achieved a best response of stable disease (SD) or PR, with 76% of all patients showing some degree of tumor regression at the initial scan post baseline (week 6).

100 mg BID Expansion Cohort:

In February 2021, Cullinan announced a Phase 2a expansion at the 100mg BID cohort, allowing enrollment of up to 36 patients.

•

Safety: Treatment-related rash has been limited to Grade 1 and 2 events (66%), manageable with conventional supportive care; no patients have experienced Grade ≥3 TRAE rash. In addition, the overall incidence of treatment-related diarrhea was 26%, with no Grade ≥3 events to date.

•	Efficacy: As of the data cutoff, objective responses were observed in 7 of 13 (54%) response evaluable patients; 6 of which were confirmed (46%) and 1 will remain unconfirmed.

•

Of the 13 response evaluable patients, 9 (69%) patients achieved disease control (PR of any duration or SD ≥ 6 months) as of the data cutoff; an additional 3 patients had stable disease and remained on treatment but had started therapy less than 6 months prior to data cutoff.

This disclosure under this Item 8.01 contains forward-looking statements of the Company within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, express or implied statements regarding the Company’s beliefs and expectations regarding its preclinical and clinical development plans, clinical trial designs, clinical and therapeutic potential, and strategy of its product candidates, including but not limited to expectations and beliefs around the safety and activity of CLN-081. Any forward-looking statements under this Item 8.01 are based on management’s current expectations and beliefs of future events, and are subject to known and unknown risks and uncertainties that may cause the Company’s actual results, performance or achievements to be materially different from any expressed or implied by the forward-looking statements. These risks include, but are not limited to, the following: uncertainty regarding the timing and results of regulatory submissions; success of the Company’s clinical trials and preclinical studies; risks related to the Company’s ability to protect and maintain its intellectual property position; risks related to manufacturing, supply, and distribution of the Company’s therapeutic candidates; risks related to the impact of COVID-19 affecting countries or regions in which the Company has operations or does business, including potential negative impacts on the Company’s employees, customers, supply chain and production as well as global economies and financial markets; the risk that any one or more of the Company’s product candidates, including those that are co-developed, will not be successfully developed and commercialized; the risk that the results of preclinical studies or clinical studies will not be predictive of future results in connection with future studies; and success of any collaboration, partnership, license or similar agreements. These and other important risks and uncertainties discussed in the Company’s filings with the Securities and Exchange Commission, or SEC, including under the caption “Risk Factors” in the Company’s most recent Quarterly Report on Form 10-Q and subsequent filings with the SEC, could cause actual results to differ materially from those indicated by the forward-looking statements made in this press release. Any forward-looking statement included in this press release speaks only as of the date on which it was made. The Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by law.

Item 9.01.	Exhibits

(d) Exhibits

99.1	Press release issued by the Cullinan Oncology, Inc. on June 4, 2021.

99.2	Cullinan Oncology, Inc. 2021 ASCO Annual Meeting Presentation, dated June 4, 2021.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CULLINAN ONCOLOGY, INC.

Date: June 4, 2021	By:	/s/ Jeffrey Trigilio
Jeffrey Trigilio
Chief Financial Officer